SRI RECEIVABLES PURCHASE CO., INC.

                                   Transferor

                            SPECIALTY RETAILERS, INC.

                                    Servicer

                                       and

                            BANKERS TRUST (DELAWARE)

                                     Trustee

                on behalf of the Series 1993-1 Certificateholders
                       ----------------------------------

                  AMENDED AND RESTATED SERIES 1993-1 SUPPLEMENT

                            Dated as of May 30, 1996

                                       to

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                           Dated as of August 11, 1995
                      ------------------------------------

                      $121,500,000 Floating Rate Class A-1
                           Certificates, Series 1993-1

                       $8,500,000 Floating Rate Class B-1
                           Certificates, Series 1993-1

                       $10,000,000 Floating Rate Class C-1
                           Certificates, Series 1993-1

                       $30,000,000 Floating Rate Class D-1
                           Certificates, Series 1993-1

                          SRI RECEIVABLES MASTER TRUST

                                        i

                                TABLE OF CONTENTS

                                                                                                               Page


SECTION 1.        Designation.....................................................................................1

SECTION 2.        Definitions.....................................................................................1

SECTION 3.        Reassignment Terms.............................................................................20

SECTION 3A.  Conveyance of Interest in Interest Rate Cap; Cap Proceeds Account...................................20

SECTION 4.        Delivery and Payment for the Series 1993-1 Certificates........................................21

SECTION 5.        Form of Delivery of Series 1993-1 Certificates.................................................21

SECTION 6.        Article IV of Agreement........................................................................21
         Section 4.4  Rights of Certificateholders...............................................................21
         Section 4.5       Collections and Allocation; Payments on Exchangeable Transferor Certificate
                                                                                                                 22
         Section 4.6       Determination of Monthly Interest for the Series 1993-1 Certificates..................23
         Section 4.7       Determination of Principal Amounts....................................................25
         Section 4.8       [Reserved]............................................................................27
         Section 4.9       Application of Funds on Deposit in the Collection Account for the
                  Certificates...................................................................................27
         Section 4.10  Coverage of Negative Carry Amount and Required Amount for the Series
                  1993-1 Certificates............................................................................38
         Section 4.11      Payment of Certificate Interest and Other Amounts.....................................39
         Section 4.12      Payment of Certificate Principal......................................................40
         Section 4.13      Investor Charge-Offs..................................................................41
         Section 4.14  Shared Principal Collections..............................................................42
         Section 4.15  Certain Prepayment Premiums...............................................................43

SECTION 7.        Article V of the Agreement.....................................................................44
         Section 5.1       Distributions.........................................................................44
         Section 5.2       Certificateholders' Statement.........................................................45

SECTION 8.        Series 1993-1 Pay Out Events...................................................................47

                                       ii

SECTION 9.        Series 1993-1 Termination......................................................................49

SECTION 10.       Periodic Finance Charges and Other Fees........................................................49

SECTION 11.       Legends; Transfer and Exchange; Restrictions on Transfer of Series 1993-1
         Certificates; Tax Treatment.............................................................................49

SECTION 12.       Ratification of Agreement......................................................................52

SECTION 13.       Counterparts...................................................................................52

SECTION 14.  GOVERNING LAW.......................................................................................52

SECTION 15.       The Trustee....................................................................................52

SECTION 16.       Instructions in Writing........................................................................52

SECTION 17.       Negative Carry Account.........................................................................52

SECTION 18.       Notices; Credit and Collection Policy Compliance and Changes; Daily Reports
          .......................................................................................................54

SECTION 19.       Ratings Reconfirmations........................................................................54

EXHIBITS

EXHIBIT A-1                Form of Class A Certificate
EXHIBIT A-2                Form of Class B Certificate
EXHIBIT A-3                Form of Class C Certificate
EXHIBIT A-4                Form of Class D Certificate
EXHIBIT B                  [Reserved]
EXHIBIT C                  Form of Monthly Certificateholders' Statement
EXHIBIT D                  Form of 144A Exchange Notice and Certification
EXHIBIT E                  Representation Letter [Non-Rule 144A]

                                       iii

                  AMENDED AND RESTATED SERIES 1993-1 SUPPLEMENT, dated as of May 30, 1996 (this "Series Supplement") by and among SRI RECEIVABLES PURCHASE CO., INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), SPECIALTY RETAILERS, INC., a corporation organized and existing under the laws of Delaware, as Servicer (the "Servicer"), and BANKERS TRUST (DELAWARE), a banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its succes sors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Amended and Restated Pooling and Servicing Agreement dated as of August 11, 1995 (the "Agreement") among the Transferor, the Servicer and the Trustee.

                  Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of Certificates. Pursuant to Section 13.1(b) of the Agreement, the holders of at least 66 2/3% of the Investor Certificates have consented to the amendment and restatement of this Series Supplement and the Agreement contains no other conditions precedent to the Trustee entering into this Series Supplement. Notwithstanding the foregoing,
Section 4.16 of Article IV hereof shall not become effective until consent thereto has been received from 100% of the holders of the Investor Certificates.

                  Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms there of.

                  SECTION 1. DESIGNATION. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1993-1 Certificates." The Series 1993-1 Certificates shall be issued in four Classes, which shall be designated generally as the Class A-1 Certificates, Series 1993-1 (the "Class A Certificates"), the Class B-1 Certificates, Series 1993-1 (the "Class B Certificates"), the Class C-1 Certificates, Series 1993-1 (the "Class C Certificates") and the Class D-1 Certificates, Series 1993-1 (the "Class D Certificates").

                  SECTION 2. DEFINITIONS. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1993-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capi talized term defined herein shall relate only to the Series 1993-1 Certificates and no other Series of Certificates issued by the Trust.

                  "ADDITIONAL INTEREST" shall mean, at any time of determination, the sum of Class A Additional Interest, Class B Additional Interest, Class C Additional Interest and Class D Additional Interest.

                  "ADJUSTED INVESTED AMOUNT" shall mean the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount, the Class C Adjusted Invested Amount and the Class D Invested Amount.

                  "AGGREGATE EARLY PAY OUT AMOUNT" shall mean the sum of the Class A Early Pay Out Amount, the Class B Early Pay Out Amount and the Class C Early Pay Out Amount.

                  "AMORTIZATION PERIOD COMMENCEMENT DATE" shall mean the earlier of the first day of the December 1999 Monthly Period and the Pay Out Commencement Date.

                  "APPLICABLE RESERVE RATIO" shall mean for the November Monthly Period, the December Monthly Period and the January Monthly Period, 2.0%, and for each other Monthly Period, zero.

                  "AVAILABLE SERIES 1993-1 FINANCE CHARGE COLLECTIONS" shall have the meaning specified in subsection 4.9(a).

                  "BASE RATE" shall mean the sum of (i) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate, the Class C Certificate Rate and the Class D Certificate Rate PLUS (ii) the Series Servicing Fee Percentage per annum.

                  "BUSINESS DAY" shall have the meaning set forth in the Pooling and Servicing Agreement; PROVIDED that as used in the definition of "LIBOR Rate," "Business Day" shall mean a day for dealings by and between banks in U.S. dollar deposits in the London interbank eurodollar markets.

                  "CAP PROCEEDS ACCOUNT" shall have the meaning specified in subsection 3A(b).

                  "CARRYOVER CLASS A INTEREST" shall mean on any Business Day in a Monthly Period, (a) any Class A Interest with respect to any Interest Accrual Period

                                        2

beginning in a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date PLUS (b) any Class A Additional Interest.

                  "CARRYOVER CLASS B INTEREST" shall mean on any Business Day in a Monthly Period, (a) any Class B Interest with respect to any Interest Accrual Period beginning in a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date PLUS (b) any Class B Additional Interest.

                  "CARRYOVER CLASS C INTEREST" shall mean on any Business Day in a Monthly Period, (a) any Class C Interest with respect to any Interest Accrual Period beginning in a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date PLUS (b) any Class C Additional Interest.

                  "CLASS A ADDITIONAL INTEREST" shall have the meaning specified in subsection 4.6(a).

                  "CLASS A ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class A Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class A Certificates.

                  "CLASS A CERTIFICATEHOLDER" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "CLASS A CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1993-1 Certificateholders' Interest evidenced by the Class A Certificates.

                  "CLASS A CERTIFICATE RATE" shall mean with respect to the Class A Certificates, 4.1325% per annum with respect to the initial Interest Accrual Period and, with respect to each subsequent Interest Accrual Period a per annum rate of 0.82% in excess of LIBOR prevailing on the related Rate Determination Date, calculated on the basis of the actual number of days elapsed in such subsequent Interest Accrual Period over a year of 360 days.

                  "CLASS A CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

                                        3

                  "CLASS A CONTROLLED DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date, an amount equal to $6,295,336.80 and multiples of $1,259,067.40 in excess thereof not to exceed in the aggregate the Class A Invested Amount as of such Distribution Date (prior to giving effect to any distribution in respect of principal of such Certificates to be made on such Distribution Date).

                  "CLASS A EARLY PAY OUT AMOUNT" shall mean, following an Early Repayment Event as a result of which any Class A Invested Amount is paid prior to January 1, 2000, the net present value (as of the Early Repayment Date) of the amount of interest that would have accrued on such Class A Invested Amount from such Early Repayment Date through January 1, 2000 at an interest rate equal to .082% per annum, discounted at a rate equal to LIBOR as of such Early Repayment Date.

                  "CLASS A FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the last day of the Revolving Period and
(b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

                  "CLASS A FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receiv ables in the Trust and the amounts on deposit in the Equalization Account at the end of the preceding Business Day and
(b) the sum of the numerators with respect to all Class es of all Series then outstanding on such Business Day used with respect to Principal Collections, to calculate the applicable allocation percentage.

                  "CLASS A INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class A Certificates, which is $121,500,000.

                  "CLASS A INTEREST" shall mean the interest distributable with respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

                  "CLASS A INTEREST SHORTFALL" shall have the meaning specified in subsection 4.6(a).

                                        4

                  "CLASS A INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such Business Day and MINUS (c) the aggregate amount of Class A Investor Charge-Offs for all prior Business Days, and PLUS (d) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Business Days pursuant to subsection 4.9(a)(vi), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

                  "CLASS A INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.13(d).

                  "CLASS A INVESTOR PERCENTAGE" shall mean, for any Business Day, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class A Floating Allocation Percentage and (b) with respect to Principal Collections during the Amorti zation Period, the Class A Fixed Allocation Percentage.

                  "CLASS A INTEREST" shall mean the interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

                  "CLASS A PRINCIPAL" shall mean the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

                  "CLASS A POOL FACTOR" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class A Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class A Invested Amount which will occur on the following Distribution Date) to the Class A Initial Invested Amount.

                  "CLASS A PORTFOLIO IMBALANCE PREMIUM" shall mean, following the occurrence of a Portfolio Imbalance Event, the net present value (as of the Portfolio Correction Distribution Date) as of the amount of interest that would have accrued on the portion of the Class A Invested Amount to be repaid on the Portfolio Correction Distribution Date from the Portfolio Correction Distribution Date through the January 2001 Distribution Date at an interest rate equal to .082% per annum, discounted at a rate equal to LIBOR as of such Portfolio Correction Distribution Date.

                  "CLASS A PRINCIPAL" shall mean the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

                                        5

                  "CLASS B ADDITIONAL INTEREST" shall have the meaning specified in subsection 4.6(b).

                  "CLASS B ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class B Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class B Certificates.

                  "CLASS B CERTIFICATEHOLDER" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "CLASS B CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1993-1 Certificateholders' Interest evidenced by the Class B Certificates.

                  "CLASS B CERTIFICATE RATE" shall mean, with respect to the Class B Certificates, 4.7025% per annum with respect to the initial Interest Accrual Period and, with respect to each subsequent Interest Accrual Period a per annum rate of 1.39% in excess of LIBOR prevailing on the related Rate Determination Date, calculated on the basis of the actual number of days elapsed in such subsequent Interest Accrual Period over a year of 360 days.

                  "CLASS B CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

                  "CLASS B CONTROLLED DISTRIBUTION AMOUNT" shall mean (i) with respect to the Distribution Date on which the Class B Invested Amount is reduced to zero, an amount equal to $300,000 and integral multiples of $100,000 in excess thereof not to exceed in the aggregate the Class B Invested Amount as of such Distribution Date, and (ii) with respect to any other Distribution Date, an amount equal to $100,000 and integral multiples thereof (in each case prior to giving effect to any distribution in respect of principal of such Certificates to be made on such Distribution Date).

                  "CLASS B DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.9(c)(ii).

                  "CLASS B EARLY PAY OUT AMOUNT" shall mean, following an Early Repayment Event as a result of which the Class B Invested Amount is paid prior to January 1, 2000, the net present value (as of the Early Repayment Date) of the amount of interest that would have accrued on such Class B Invested Amount from such Early

                                        6

Repayment Date through January 1, 2000 at an interest rate equal to 1.39%, discounted at a rate equal to LIBOR as of such Early Repayment Date.

                  "CLASS B FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Collections for all Series.

                  "CLASS B FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receiv ables in the Trust and the amount on deposit in the Equalization Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding on such Business Day used with respect to Prin cipal Collections to calculate the applicable allocation percentage.

                  "CLASS B INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class B Certificates, which is $8,500,000.

                  "CLASS B INTEREST" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

                  "CLASS B INTEREST SHORTFALL" shall have the meaning specified in subsection 4.6(b).

                  "CLASS B INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, MINUS (c) the aggregate amount of Class B Investor Charge-offs for all prior Business Days, and PLUS (d) the sum of the aggregate amount allocated with respect to Class B Investor Charge-Offs and available on all prior Business Days pursu ant to subsection 4.9(a)(ix), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

                  "CLASS B INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.13(c).

                                        7

                  "CLASS B INVESTOR PERCENTAGE" shall mean, for any Distribution Date, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class B Floating Allocation Percentage and (b) with respect to Principal Collections during the Amorti zation Period, the Class B Fixed Allocation Percentage.

                  "CLASS B INTEREST" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

                  "CLASS B PRINCIPAL" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

                  "CLASS B POOL FACTOR" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class B Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class B Invested Amount which will occur on the following Distribution Date) to the Class B Initial Invested Amount.

                  "CLASS B PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the Distribution Date in an Amortization Period on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1993-1 Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a),
12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

                  "CLASS C ADDITIONAL INTEREST" shall have the meaning specified in subsection 4.6(c).

                  "CLASS C ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class C Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class C Certificates.

                  "CLASS C CERTIFICATEHOLDER" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

                  "CLASS C CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1993-1 Certificateholders' Interest evidenced by the Class C Certificates.

                                        8

                  "CLASS C CERTIFICATE RATE" shall mean, with respect to the Class C Certificates, 6.3125% per annum with respect to the initial Interest Accrual Period and, with respect to each subsequent Interest Accrual Period a per annum rate of 3.00% in excess of LIBOR prevailing on the related Rate Determination Date, calculated on the basis of the actual number of days elapsed in such subsequent Interest Accrual Period over a year of 360 days.

                  "CLASS C CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

                  "CLASS C CONTROLLED DISTRIBUTION AMOUNT" shall mean

                  "CLASS C DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.9(c)(iii).

                  "CLASS C EARLY PAY OUT AMOUNT" shall mean, following an Early Repayment Event as a result of which the Class B Invested Amount is paid prior to January 1, 2000, the net present value (as of the Early Repayment Date) of the amount of interest that would have accrued on such Class C Invested Amount from such Early Repayment Date through January 1, 2000 at an interest rate equal to 3.00%, discounted at a rate equal to LIBOR as of such Early Repayment Date.

                  "CLASS C FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the last day of the Revolving Period and
(b) the sum of the numerators used to calculate alloca tion percentages with respect to Principal Collections for all Series.

                  "CLASS C FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receiv ables in the Trust and the amount on deposit in the Equalization Account at the end of the preceding Business Day and
(b) the sum of the numerators with respect to all Class es of all Series then outstanding on such Business Day used with respect to Principal Collections to calculate the applicable allocation percentage.

                                        9

                  "CLASS C INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class C Certificates, which is $10,000,000.

                  "CLASS C INTEREST" shall mean the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c).

                  "CLASS C INTEREST SHORTFALL" shall have the meaning specified in subsection 4.6(c).

                  "CLASS C INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day, MINUS (c) the aggregate amount of Class C Investor Charge-Offs for all prior Business Days, and PLUS (d) the sum of the aggregate amount allocated with respect to Class C Investor Charge-Offs and available on all prior Business Days pursu ant to subsection 4.9(a)(x), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

                  "CLASS C INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.13(b).

                  "CLASS C INVESTOR PERCENTAGE" shall mean, for any Distribution Date, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class C Floating Allocation Percentage and (b) with respect to Principal Collections during the Amorti zation Period, the Class C Fixed Allocation Percentage.

                  "CLASS C INTEREST" shall mean the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c).

                  "CLASS C PRINCIPAL" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c).

                  "CLASS C POOL FACTOR" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class C Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class C Invested Amount which will occur on the following Distribution Date) to the Class C Initial Invested Amount.

                                       10

                  "CLASS C PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the Distribution Date in an Amortization Period on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1993-1 Investor Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a),
12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

                  "CLASS D CERTIFICATEHOLDER" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "CLASS D CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1993-1 Certificateholders' Interest evidenced by the Class D Certificates.

                  "CLASS D CERTIFICATE RATE" shall mean 0% per annum.

                  "CLASS D CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

                  "CLASS D DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.9(c)(iv).

                  "CLASS D FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate allocation per centages with respect to Principal Collections for all Series.

                  "CLASS D FLOATING ALLOCATION PERCENTAGE" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding on such Business Day used with respect to Principal Collections to calculate the applicable allocation percentage.

                                       11

                  "CLASS D INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class D Certificates, which is $30,000,000.

                  "CLASS D INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day, MINUS (c) the amount deposited in the Negative Carry Account, if any, pursuant to subsection 17(b) (other than amounts so deposited in respect of allocations pursuant to Section 4.9(a)(xiii)), MINUS (d) the aggregate amount of Class D Investor Charge-offs for all prior Business Days, PLUS (e) the sum of the aggregate amount allocated with respect to Class D Investor Charge-Offs and available on all prior Business Days pursuant to subsection 4.9(a)(xii), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) and PLUS (f) on the Class D Principal Payment Commencement Date, an amount equal to the amount on deposit in the Negative Carry Account.

                  "CLASS D INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.13(a).

                  "CLASS D INVESTOR PERCENTAGE" shall mean, for any Business Day, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class D Floating Allocation Percentage and (b) with respect to Principal Collections during the Amorti zation Period, the Class D Fixed Allocation Percentage.

                  "CLASS D PRINCIPAL" shall mean the principal distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.7(d).

                  "CLASS D POOL FACTOR" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class D Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class D Invested Amount which will occur on the following Distribution Date) to the Class D Initial Invested Amount.

                  "CLASS D PRINCIPAL" shall mean the principal distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.7(d).

                  "CLASS D PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1993-1 Investor Certificates

                                       12

remaining after payments have been made to the Class C Certificates on such Dis tribution Date, the Distribution Date following the Distribution Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a), 12.1 and 12.2 of the Agreement and Section 3 of this Series Supplement.

                  "CLOSING DATE" shall mean July 30, 1993.

                  "CONTROLLED AMORTIZATION PERIOD" shall mean, with respect to the Series 1993-1 Certificates, unless a Pay Out Event shall have occurred with respect to such Series prior thereto, the period commencing on the Amortization Period Commence ment Date and ending upon the earliest to occur of (x) the payment in full to the Inves tor Certificateholders of the Invested Amount, and
(y) the Series 1993-1 Termination Date.

                  "DAILY CAP PROCEEDS AMOUNT" shall mean, with respect to any Business Day, an amount on deposit in the Cap Proceeds Account equal to the lesser of (A) the amount determined to be deposited in the Interest Funding Account pursuant to clause (y) of subsections 4.9(a)(i), (ii) and (iii), and (B) the sum of (a) the product of (x) the quotient of (I) the amount deposited in the Cap Proceeds Account on the immediately preceding payment date for the Interest Rate Caps DIVIDED by (II) the number of days from payment date to payment date for such Interest Rate Caps times (y) the number of days elapsed since the preceding Business Day and (b) the aggregate amount not transferred prior to such day during the period since the preceding payment date pursuant to this subclause (B).

                  "DISTRIBUTION DATE" shall mean September 20, 1995 and the third Wednesday of each March, June, September and December thereafter, or if such day is not a Business Day, the next succeeding Business Day.

                  "EARLY AMORTIZATION PERIOD" shall mean the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termi nation of the Trust pursuant to Section 12.1 of the Agreement or
(ii) the Series 1993-1 Termination Date.

                  "EARLY PAY OUT SET ASIDE DATE"shall mean any date during the Amortization Period following the trust Certificate-Backed Note Repayment Date on which any unpaid Aggregate Early Pay Out Amount or unpaid Class A Portfolio Unbalance Premium has not bee deposited in the Interest Funding Account.

                                       13

                  "EARLY REPAYMENT DATE" means, with respect to any Investor Certificates, the Distribution Date(s) or other date(s) on which any Invested Amount in respect of such Investor Certificates is paid as a result of an Early Repayment Event.

                  "EARLY REPAYMENT EVENT" means the payment, prior to January 1, 2000, of Invested Amount in respect of the Class A, B or C Certificates to the holder thereof, for any reason other than with respect to the Class A Certificates, a Portfolio Imbalance Event.

                  "EARLY TERMINATION EVENT" shall have the meaning specified in
Section 8.

                  "ENHANCEMENT" shall mean, with respect to the Class A Certificates, the subordination of the Class B Invested Amount, the Class C Invested Amount, and the Class D Invested Amount, with respect to the Class B Certificates, the subordination of the Class C Invested Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the subordination of the Class D Invested Amount.

                  "EXCESS FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xvii) allocated to the Series 1993-1 Certificates but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1993-1 Certificates.

                  "FIXED ALLOCATION PERCENTAGE" shall mean for any Distribution Date the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Collections for all Series.

                  "FLOATING ALLOCATION PERCENTAGE" shall mean for any Business Day the sum of the applicable Class A Floating Allocation Percentage, Class B Floating Allocation Percentage, Class C Floating Allocation Percentage, and Class D Floating Allocation Percentage for such Business Day.

                                       14

                  "INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Investor Certificates of Series 1993-1, which is $140,000,000.

                  "INTEREST ACCRUAL PERIOD" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to and excluding such Distribution Date; PROVIDED, HOWEVER, that the Initial Interest Accrual Period will run from the Series 1995-1 Closing Date to and excluding the initial Distribution Date.

                  "INTEREST RATE CAP AGREEMENT" shall mean an interest rate cap agreement in form and substance satisfactory to the Trustee and the Rating Agency between the Transferor and an obligor pursuant to which the obligor will be paid its entire consideration by the Transferor on the date of execution thereof and which obligor will be obligated for a term ending not earlier than the Scheduled Series 1993-1 Termination Date to make payments to the Trustee quarterly with respect to each set quarterly period specified therein in an amount (if positive) equal to the product of (i) the remainder of (A) an index rate which shall be equal to LIBOR (or a similar three-month offered rate quoted in the London interbank eurodollar market) (as if the Interest Accrual Period referenced in the definition thereof was the applicable set quarterly period) minus (B) 12%, multiplied by (ii) a notional amount specified therein, multiplied by (iii) the ratio of the actual number of days in such set quarterly period to 360; provided, however, that the interest rate cap agreement can deviate from the terms described herein if the Trans feror receives prior written approval with respect to any such deviations from (i) the Rating Agency and (ii) Holders of Investor Certificates representing more than 50% of the aggregate Undivided Interests.

                  "INTEREST RATE CAPS" shall mean the interest rate cap or caps provided pursuant to Interest Rate Cap Agreements by one or more obligors, each of which shall be acceptable to the Rating Agency and shall have a long-term unsecured debt rating of not less than AAA and a short term unsecured debt rating of A-1+ by Standard & Poor's Corporation (the "Requisite Cap Rating") and shall contain an arrangement for the replacement of such obligor or the substitution of alternative credit enhancement provisions (any of which shall have the Requisite Cap Ratings) in the event that such then-current interest rate cap shall be downgraded below the Requisite Cap Ratings.

                  "INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day,
(c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day.

                                       15

                  "INVESTOR CERTIFICATEHOLDER" shall mean the Holder of record of an Investor Certificate of Series 1993-1.

                  "INVESTOR CERTIFICATES" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

                  "INVESTOR CHARGE-OFFS" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs.

                  "INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount for such Business Day and the Floating Allocation Percentage applicable for such Business Day.

                  "INVESTOR PERCENTAGE" shall mean for any Business Day, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Fixed Allocation Percentage.

                  "ISSUANCE DATE" shall mean the Closing Date.

                  "LIBOR" shall mean, with respect to any Interest Accrual Period, the rate obtained by dividing (x) the three-month rate described on the Dow Jones Telerate Sys tem, page 3750, as of 11:00 a.m. London time on the Rate Determination Date by (y) a percentage equal to one minus the stated maximum rate (stated as a decimal) of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR is determined or any category of exten sions of credit or other assets which includes loans by a non-United States office of any bank to United States residents) which shall be zero unless the Company has notified the Trustee otherwise; PROVIDED, HOWEVER, with respect to clause (x) above, in the event such rate shall not be provided, "LIBOR" shall mean (a) the arithmetic average (rounded upwards to the nearest 1/16th of 1%) of the rates at which deposits in United States dollars are offered to four reference banks selected by BT Securities Corp. in the interbank eurodollar market at approximately 11:00 a.m. (London time) divided by (b) the percentage specified in clause (y) above.

                  "MINIMUM RETAINED PERCENTAGE" shall mean 3.5%.

                                       16

                  "MINIMUM TRANSFEROR PERCENTAGE" shall mean the Applicable Reserve Ratio.

                  "MONTHLY PERIOD" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1993-1 Certificates shall begin on and include the Closing Date and shall end on and include August 27, 1993.

                  "NEGATIVE CARRY ACCOUNT" shall have the meaning specified in subsection 17(a).

                  "NEGATIVE CARRY AMOUNT" shall have the meaning specified in subsection 4.10(a).

                  "NEGATIVE CARRY FILL-UP DATE" shall have the meaning specified in subsection 17(b).

                  "PAY OUT COMMENCEMENT DATE" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1993-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

                  "PORTFOLIO CORRECTION AMOUNT" means the smallest amount which, if distributed to certificateholders of the Trust in reduction of the aggregate invested amount of all certificates upon the occurrence of a Portfolio Imbalance Event, would result in compliance with the percentage limitation in the definition of Portfolio Imbalance Event the violation of which gave rise to such Portfolio Imbalance Event.

                  "PORTFOLIO CORRECTION DISTRIBUTION DATE" means the first Distribution Date following the occurrence of a Portfolio Imbalance Event.

                  "PORTFOLIO IMBALANCE EVENT" means an event which will occur if, on the last day of any Monthly Period occurring during the Revolving Period (the "MEASURE MENT DAY"), (a) on each of such day and the last day of each of the preceding [eleven] consecutive Monthly Periods, (i) the amount of all Cash Equivalents and other amounts on deposit in the Equalization Account exceeded 25% of (ii) the sum of all Principal Receivables and Cash Equivalents and other amounts on deposit in the Equalization Account on each such day, or (b) on each of the measurement day and the last day of the [preceding] Monthly Period, (i) the amount of all Cash Equivalents and other amounts on deposit in the Equalization Account exceeded 45% of (ii) the sum of all Principal Receivables and Cash Equivalents and other amounts on deposit in the

                                       17

Equalization Account on each such day. All such amounts shall be calculated after giving effect to all amounts to be distributed on the Distribution Date following the last day of the applicable Monthly Period.

                  "PORTFOLIO YIELD" shall mean for the Series 1993-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1993-1 Finance Charge Collections and the aggregate Daily Cap Proceeds Amount for such Monthly Period, calculated on a cash basis, MINUS the aggregate Inves tor Default Amount for such Monthly Period, and the denominator of which is the average daily Invested Amount during the preceding Monthly Period.

                  "PRINCIPAL SHORTFALLS" shall mean on any Business Day (x) for Series 1993-1 the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day plus, on and after the Trust Certificate-Backed Note Repayment Date, the unpaid Aggregate Early Pay Out Amount and unpaid Class A Portfolio Imbalance Premium or (y) for any other Series, the amounts specified as such in the Supplement for such other Series.

                  "RATE DETERMINATION DATE" shall mean, with respect to any Interest Accrual Period, the second Business Day before the first day of such Interest Accrual Period.

                  "RATING AGENCY" shall mean Standard & Poor's Ratings Group and Duff & Phelps Credit Rating Co.

                  "REQUIRED AMOUNT" shall have the meaning specified in Section 4.10.

                  "REVOLVING PERIOD" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

                  "SCHEDULED SERIES 1993-1 TERMINATION DATE" shall mean the January 2003 Distribution Date.

                  "SERIES 1993-1" shall mean the Series of the SRI Receivables Master Trust represented by the Series 1993-1 Certificates.

                  "SERIES 1993-1 CERTIFICATEHOLDER" shall mean the holder of record of any Series 1993-1 Investor Certificate.

                                       18

                  "SERIES 1993-1 CERTIFICATEHOLDERS' INTEREST" shall have the meaning specified in Section 4.4 of the Agreement.

                  "SERIES 1993-1 CLOSING DATE" shall mean July 30, 1993.

                  "SERIES 1993-1 PAY OUT EVENT" shall have the meaning specified in Section 8 of this Series Supplement.

                  "SERIES 1993-1 PORTFOLIO CORRECTION DISTRIBUTION AMOUNT" means the smallest Class A Controlled Distribution Amount which is greater than the product of (i) the Portfolio Correction Distribution Amount and (ii) a fraction, the numerator of which is the Floating Allocation Percentage, and the denominator of which is the sum of the floating allocation percentages for each Series which is then in its Revolving Period.

                  "SERIES 1993-1 TERMINATION DATE" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1993-1 Certificates are paid in full, or (ii) the Scheduled Series 1993-1 Termination Date.

                  "SERIES SERVICING FEE PERCENTAGE" shall mean 2.0%.

                  "SERVICING FEE" shall mean for any Monthly Period, an amount equal to the product of (i) one-twelfth, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the preceding Record Date, or, in the case of the first Distribution Date, the Initial Invested Amount.

                  "SHARED PRINCIPAL COLLECTIONS" shall mean, as the context requires, either (a) the amount allocated to the Series 1993-1 Investor Certificates which, in accordance with subsections 4.9(b) and 4.9(c)(v), may be applied in accordance with Section 4.3(e) of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained Certificates) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1993-1 Investor Certificates.

                  "TERMINATION PAYMENT DATE" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 1993-1 Termination Date.

                                       19

                  "TRANSFEROR FINANCE CHARGE COLLECTIONS" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Floating Allocation Percentage.

                  "TRANSFEROR RETAINED CERTIFICATES" shall mean investor certificates of any Series, including the Class D Certificates, which the Transferor is required to retain, but only for so long as the Transferor is the Holder of such Certificates.

                  "TRUST CERTIFICATE-BACKED NOTES" means notes in a principal amount not to exceed $30,000,000 issued on or after the date hereof by the Transferor that are secured, in whole or in part, by Class D Certificates and the Transferor Certificate and that have an Expected Maturity Date on or before December 15, 2000.

                  "TRUST CERTIFICATE-BACKED NOTE REPAYMENT DATE" shall mean the date on which all principal and interest (at the original stated interest rate, and excluding any premium) on the Trust Certificate-Backed Notes has been paid or deposited into a principal reserve account for payment by the Transferor provided that, unless and until Trust Certificate-Backed Notes have been issued, such date shall be the effective date of this Supplement.

                  SECTION 3. REASSIGNMENT TERMS. The Class A Certificates, Class B Certificates and Class C Certificates shall be subject to repurchase by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount is reduced to an amount less than or equal to 10% of the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount. The deposit required in connection with any such repurchase and final distribution on the Class A Certificates, the Class B Certificates, and Class C Certificates shall be equal to the sum of the Class A Invested Amount, the Class B In vested Amount and the Class C Invested Amount plus accrued and unpaid interest on such Certificates through the day prior to the Distribution Date on which the final distri bution occurs.

                  SECTION 3A. CONVEYANCE OF INTEREST IN INTEREST RATE CAP; CAP PROCEEDS ACCOUNT. (a) The Transferor hereby covenants and agrees that, on or prior to the Closing Date, it shall obtain Interest Rate Caps by entering into one or more Interest Rate Cap Agreements such that the aggregate notional amount under all such agree ments shall, at any time, be at least equal to the Invested Amount at such time. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and

                                       20

lien (free and clear of all other Liens) to the Trustee for the benefit of the Series 1993-1 Certificateholders, in all of the Transferor's right, title and interest now existing or hereafter arising in and to the Interest Rate Cap Agreements and the Interest Rate Caps arising thereunder, together with the Cap Proceeds Amount and all other proceeds there of, as collateral security for the benefit of the Series 1993-1 Certificateholders. The Transferor hereby further agrees to execute all such instruments, documents and financing statements and take all such further action requested by the Trustee to evidence and perfect the assignment of the Interest Rate Cap Agreements and the Interest Rate Caps pursuant to this Section 3A.

                          (b)  The Trustee, for the benefit of the Series 1993-1
Certificateholders, shall establish and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the "CAP PROCEEDS ACCOUNT"). All amounts received by the Trustee pursuant to the Interest Rate Caps on the settlement date for any Interest Rate Cap (a "Cap Settlement Date") shall be deposited in the Cap Proceeds Account. Funds in the Cap Proceeds Account shall be invested at the direction of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business Day. Any earnings on such invested funds shall be deposited and held in the Cap Proceeds Account and applied in the same manner and priority as payments pursuant to the Interest Rate Caps.

                  SECTION 4. DELIVERY AND PAYMENT FOR THE SERIES 1993-1 CERTIFICATES. The Transferor shall execute and deliver the Series 1993-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1993-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section
6.2 of the Agreement.

                  SECTION 5. FORM OF DELIVERY OF SERIES 1993-1 CERTIFICATES. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement.

                  SECTION 6. ARTICLE IV OF AGREEMENT. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement.
Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1993-1 Certificates:

                                       21

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.4 RIGHTS OF CERTIFICATEHOLDERS. The Series 1993-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1993-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed Allocation Percentage (as applicable from time to time) of Collections available in the Collection Account, (b) funds allocable to the Series 1993-1 Certificates on deposit in the Equalization Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Cap Proceeds Account and the Distribution Account (for such Series, the "Series 1993-1 Certificate holders' Interest"). The Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Certificates, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Certificates, and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this Article
IV. The Class B Certifi cates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. The Class D Certificates will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

                  Section 4.5 COLLECTIONS AND ALLOCATION; PAYMENTS ON EXCHANGEABLE TRANSFEROR CERTIFICATE.

                  (a) COLLECTIONS. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Equalization Ac count allocable to the Series 1993-1 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account and the Distribution Account maintained for this Series, as described in this Article IV.

                  (b) [Reserved]

                  (c) PAYMENTS TO THE HOLDER OF THE EXCHANGEABLE TRANSFEROR CERTIFICATE. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1993-1 Certificates, and the

                                       22

Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

                  (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to the product of the Class D Floating Allocation Percentage and the amount of Principal Collections on such Business Day.

                  (ii) For each Business Day with respect to the Amortization Period prior to the Business Day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agree ment, an amount equal to the product of the Class D Fixed Allocation Percent age and the amount of Principal Collections on such Business Day.

                  (iii) For each Business Day on and after the day on which Principal Collections are being deposited in the Principal Account pursuant to Section 4.9(c)(iv), the amount of payments made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

                  Notwithstanding the foregoing, amounts payable to the Holders of the Exchangeable Transferor Certificate pursuant to subsection 4.5(c)(i) or
(ii) shall instead be deposited in the Equalization Account to the extent necessary to prevent the Trans feror Interest from being less than the Minimum Transferor Interest.

                  The allocations to be made pursuant to this subsection 4.5(c) also apply to deposits into the Collection Account that are treated as Collections, including Adjust ment Payments, payment of the reassignment price pursuant to Section 2.4(e) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2(a),
12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement, such deposits to be treated as Collections and to be allocated as Finance Charge Receivables or Principal Receivables as provided in the Agreement.

                  Section 4.6 DETERMINATION OF MONTHLY INTEREST FOR THE SERIES 1993-1 CERTIFICATES. (a) The amount of monthly interest (for the Series 1993-1 Certificates, the "Class A Interest") allocable to the Class A Certificates of the Series 1993-1 Certifi cates with respect to any Monthly Period shall be an amount equal to one-third of the product of (i) the Class A Certificate Rate and
(ii) the principal balance of the Class A Certificates as of the close of business on the last day of the Monthly Period immedi ately preceding the related interest accrual period.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class A Interest for the Interest Accrual Period applicable to the Distribution Date OVER (y) the amount available to be paid to the Class A Certificateholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders, equal to the product of (i) the Class A Certificate Rate and
(ii) such Class A Interest Shortfall remaining unpaid calculated on the basis of the actual number of days in the related Interest Accrual Period over a year of 360 days. Notwith standing anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                    (b) The amount of monthly interest (for the Series 1993-1 Certificates, the "Class B Interest") allocable to the Class B Certificates of the Series 1993-1 Certifi cates with respect to any Monthly Period shall be an amount equal to one-third of the product of (i) the Class B Certificate Rate and
(ii) the Class B Invested Amount as of the close of business on the last day of the Monthly Period immediately preceding the related Interest Accrual Period immediately preceding the related Interest Accrual Period.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution Date OVER (y) the amount available to be paid to the Class B Certifi cateholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders, equal to the product of (i) the Class B Certificate Rate and
(ii) such Class B Interest Shortfall remaining unpaid calculated on the basis of the actual number

                                       23

of days in the related Interest Accrual Period over a year of 360 days. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distrib uted to Class B Certificateholders only to the extent permitted by applicable law.

                    (c) The amount of monthly interest (for the Series 1993-1 Certificates, the "Class C Interest") allocable to the Class C Certificates of the Series 1993-1 Certifi cates with respect to any Monthly Period shall be an amount equal to one-third of the product of (i) the Class C Certificate Rate and
(ii) the Class C Invested Amount as of the close of business on the last day of the preceding Monthly Period immediately preceding the related Interest Accrual Period.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class C Interest for the Interest Accrual Period applicable to the Distribution Date OVER (y) the amount available to be paid to the Class C Certifi cateholders in respect of interest on such Distribution Date. If there is a Class C Interest Shortfall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class C interest Shortfall is paid to Class C Certificateholders, equal to the product of (i) the Class C Certificate Rate and
(ii) such Class C Interest Shortfall remaining unpaid calculated on the basis of the actual number of days in the related Interest Accrual Period over a year of 360 days. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distrib uted to Class C Certificateholders only to the extent permitted by applicable law.

                  Section 4.7 DETERMINATION OF PRINCIPAL AMOUNTS. (a) The amount of principal (for the Series 1993-1 Certificates, the "Class A Principal") distributable from the Distribution Account with respect to the Class A Certificates on each Distribution Date with respect to the Amortization Period shall be equal to the largest Class A Con trolled Distribution Amount which does not exceed an amount calculated as follows: the sum of (i) an amount equal to the product of the Class A Fixed Allocation Percentage and the aggregate amount of Principal Collections with respect to the three preceding Monthly Periods (or, in the case of the first Distribution Date following the Negative Carry Fill-up Date, the Class A Fixed Allocation Percentage of Principal Collections received after the Negative Carry Fill-up Date and the Class A Fixed Allo cation Percentage of any Principal Collection received on the Negative Carry Fill-up Date to the extent not needed for deposit in the Negative Carry Account), (ii) any amount on deposit in the Equalization Account allocated to the Class A Certificates pursuant to subsection 4.9(d) with respect to the three preceding Monthly Periods, (iii)

                                       24

the amount, if any, allocated to the Class A Certificates pursuant to subsections 4.9(a)(v), (vi), (ix), (x) and (xii) and (IV) the amount of Shared Principal Collections allocated to the Series 1993-1 Certificates with respect to the three preceding Monthly Periods pursuant to Section 4.14; PROVIDED, FURTHER, that with respect to any Distribution Date, Class A Principal may not exceed the Class A Invested Amount; PROVIDED, FURTHER, that with respect to the Scheduled Series 1993-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount; PROVIDED, FURTHER, that no distribution of Class A Principal shall be made which would reduce the Class A Invested Amount to an amount less than $121,500,000 except for a payment in full of the Class A Invested Amount.

                  (b) The amount of principal (for the Series 1993-1 Certificates, the "Class B Principal") distributable from the Distribution Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Payment Commencement Date, shall be an amount equal to the largest Class B Controlled Distribution Amount which does not exceed an amount calculated as fol lows: the sum of (i) an amount equal to the product of the Class B Fixed Allocation Percentage and the aggregate amount of Principal Collections with respect to the three preceding Monthly Periods (or, in the case of the first Distribution Date following the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A Principal, the Class B Fixed Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Equalization Account allocated to the Class B Certificates pursuant to subsection 4.9(d) with respect to the three preceding Monthly Periods, (iii) the amount, if any, allocated to the Class B Certificates pursuant to subsec tions 4.9(a)(v), (ix), (x) and (xii) with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Series 1993-1 Certificates with respect to the three preceding Monthly Periods pursuant to Section 4.14 on and after the Class B Principal Payment Commencement Date; PROVIDED HOWEVER that, with respect to any Distribution Date Class B Principal shall not be distributable on any Distribution Date in an amount less than the Class B Invested Amount; PROVIDED, FURTHER, that with respect to any Distribution Date, Class B Principal may not exceed the Class B Invested Amount; PROVIDED, FURTHER, that with respect to the Scheduled Series 1993-1 Termina tion Date, the Class B Principal shall be an amount equal to the Class B Invested Amount; PROVIDED, FURTHER, that no distribution of Class A Principal shall be made which would reduce the Class A Invested Amount to an amount less than $6,595,336.80 except for a payment in full of the Class A Invested Amount.

                  (c) The amount of principal (for the Series 1993-1 Certificates, the "Class C Principal") distributable from the Distribution Account with respect to the

                                       25

Class C Certificates on each Distribution Date, beginning with the Class C Principal Payment Commencement Date, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the Class C Fixed Allocation Percent age and the aggregate amount of Principal Collections with respect to the three preceding Monthly Periods (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the Class C Fixed Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amounts on deposit in the Equalization Account allocated to the Class C Certificates pursuant to subsection 4.9(d) with respect to the three preceding Monthly Periods, (iii) the amount, if any, allocated to the Class C Certificates pursuant to subsec tions 4.9(a)(v), (x) and (xii) with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Series 1993-1 Certificates with respect to the three preceding Monthly Periods pursuant to Section 4.14 of the Agreement on and after the Class C Principal Payment Commencement Date; PROVIDED that with re spect to any Distribution Date, Class C Principal may not exceed the Class C Invested Amount; PROVIDED, FURTHER, that with respect to the Scheduled Series 1993-1 Termina tion Date, the Class C Principal shall be an amount equal to the Class C Invested Amount.

                  (d) The amount of principal (for the Series 1993-1 Certificates, the "Class D Principal") distributable from the Distribution Account with respect to the Class D Certificates on each Distribution Date, beginning with the Class D Principal Payment Commencement Date, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the Class D Fixed Allocation Percent age of Principal Collections with respect to the related Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class C Invested Amount is deposited in the Principal Account to be applied to the payment of Class C Principal, the Class D Fixed Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Equalization Ac count allocated to the Class D Certificates pursuant to subsection 4.9(d) with respect to the three preceding Monthly Periods, and (iii) the amount, if any, allocated to the Class D Certificates pursuant to subsections 4.9(a)(v) and (xii) with respect to such Distri bution Date and (iv) the amount of Shared Principal Collections allocated to the Series 1993-1 Certificates with respect to the three preceding Monthly Periods pursuant to
Section 4.14 of the Agreement on and after the Class D Principal Payment Commence ment Date; PROVIDED, HOWEVER, that with respect to the Scheduled Series 1993-1 Termination Date, the Class D Principal shall be an amount equal to the Class D Invest ed Amount.

                                       26

                  Section 4.8       [Reserved]

                  Section 4.9 APPLICATION OF FUNDS ON DEPOSIT IN THE COLLECTION ACCOUNT FOR THE CERTIFICATES. (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of (x) the sum of (i) the Floating Allocation Percentage of Finance Charge Collections available in the Collection Account and (ii) investment earnings on amounts on deposit in the Principal Account (the "Available Series 1993-1 Finance Charge Collections") plus (y) the Daily Cap Proceeds Amount, if any, the amounts required to be withdrawn from the Collection Account and the Cap Proceeds Account pursuant to subsections 4.9(a)(i) through 4.9(a)(xviii).

                           (i) CLASS A INTEREST. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account, to the extent of the Daily Cap Proceeds Amount for such Business Day, and then from the Collection Ac count and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Available Series 1993-1 Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 1993-1 Finance Charge Collections and (y) the excess of (1) the sum of Class A Interest and Carryover Class A Interest OVER (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, Carryover Class A Interest shall be payable or distributable to Class A Certificateholders only to the extent permitted by applicable law.

                           (ii) CLASS B INTEREST. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account, to the extent of the Daily Cap Proceeds Amount for such Business Day (after giving effect to withdrawals pursuant to subsection 4.9(a)(i) of the Agreement), and then from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the excess of (1) the sum of Class B Interest and Carryover Class B Interest OVER (2) any amounts with respect thereto previously deposited

                                       27

         into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, Carryover Class B Interest shall be payable or distributable to Class B Certificateholders only to the extent permitted by applicable law.

                           (iii) CLASS C INTEREST. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account, to the extent of the Daily Cap Proceeds Amount for such Business Day (after giving effect to withdrawals pursuant to subsection 4.9(a)(i) and (ii) of the Agreement), and then from the Collection Account and deposit into the Interest Funding Account for dis tribution on the next Distribution Date to the Class C Certificateholders, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) and
         (ii), an amount equal to the lesser of (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the excess of (1) the sum of Class C Interest and Carryover Class C Interest OVER (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, Carryover Class C Monthly Interest shall be payable or distributable to Class C Certificateholders only to the extent permitted by applicable law.

                           (iv) INVESTOR SERVICING FEE. On each Business Day on which SRI or an Affiliate of SRI is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), an amount equal to the lesser of
         (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

                           (v) INVESTOR DEFAULT AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the sum of
         (1) the aggregate Investor Default Amount for such Business Day

                                       28

         PLUS (2) the unpaid Investor Default Amount for any previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, (B) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date, (D) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made and on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date, and (E) on and after such deposit to the Principal Account with respect to the Class C Invested Amount has been made, paid to the Class D Certificateholders.

                           (vi) REIMBURSEMENT OF CLASS A INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of
         (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the unreimbursed Class A Investor Charge-Offs, such amount during the Revolving Period to be treated as Shared Principal Collections, and during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date.

                           (vii) UNPAID CLASS B INTEREST. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribu tion Date, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi), an amount equal to the lesser of (x) any such

                                       29

         remaining Available Series 1993-1 Finance Charge Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the Class B Certificate Rate but which has not been deposited into the Interest Funding Account or paid to the Class B Certificateholders and (2) any additional interest at the Class B Certificate Rate for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

                           (viii) UNPAID CLASS C INTEREST. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class C Certificateholders on the next Distribu tion Date, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the sum of
         (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class C Certificates at the Class C Certificate Rate but which has not been deposited into the Interest Funding Account or paid to the Class C Certificateholders and
         (2) any additional interest at the Class C Certificate Rate for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class C Certificateholders.

                           (ix) REIMBURSEMENT OF CLASS B INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the unreimbursed Class B Investor Charge-Offs, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, and (iii) during the Amortization Period, on and after the day on which such deposit has been made, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date.

                                       30

                           (x) REIMBURSEMENT OF CLASS C INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix), an amount equal to the lesser of
         (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the unreimbursed Class C Investor Charge-Offs, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (iii) during the Amortization Period, on and after the date on which such deposit has been made and prior to the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date, and (iv) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date.

                           (xi) CLASS D INTEREST. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class D Certificateholders, to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x), an amount equal to the lesser of (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class D Certificates at the Class D Certificate Rate but which has not been paid to the Class D Certificateholders and
         (2) any additional interest at the Class D Certificate Rate for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but not paid to the Class D Certificateholders.

                  (xii) REIMBURSEMENT OF CLASS D INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any

                                       31

         Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi), an amount equal to the lesser of (x) any such remaining Available Series 1993-1 Finance Charge Collections and (y) the unreimbursed Class D Investor Charge-Offs, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (iii) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, deposited in the Principal Account for pay ment to the Class B Certificateholders on the next Distribution Date, (iv) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, deposited in the Principal Ac count for payment to the Class C Certificateholders on the next Distribution Date and (v) on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, paid to the Class D Certifi cateholders.

                           (xiii) INVESTOR SERVICING FEE. On each Business Day, if SRI or an Affiliate of SRI is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Available Series 1993-1 Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xiii) of the Agreement), the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

                           (xiv)    [Reserved]

                           (xv)     [Reserved]

                           (xvi)    [Reserved]


                                       32

                           (xvii) EXCESS FINANCE CHARGE COLLECTIONS. Any amounts re maining in the Collection Account to the extent of any Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xiii), shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and, FIRST, to make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Finance Charge Collections (but not from Excess Finance Charge Collections) allocated to such other Series, SECOND, to pay any unpaid com mercially reasonable costs and expenses of a Successor Servicer, if any, THIRD, to make any required Adjustment Payment that the Transferor has theretofore failed to make pursuant to
         Section 3.8(a) with respect to any preceding Monthly Period, and FOURTH, for the benefit of the Transferor, to apply any remaining Excess Finance Charge Collections as provided in clause (xviii) below; PROVID ED, HOWEVER, that on any Business Day during any Early Amortization Period, the Trustee shall deposit any such remaining Available Series 1993-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (a)(xvi), into the Interest Funding Account and shall add such funds to the Available Series 1993-1 Finance Charge Collections on each subsequent Business Day in such Monthly Period until the last Business Day of the related Monthly Period, when the aggregate amount of such remain ing Available Series 1993-1 Finance Charge Collections shall be distributed as Excess Finance Charge Collections in accordance with this subsection 4.9(a)(xvii) (without giving effect to this proviso).

                           (xviii) TRANSFEROR APPLICATION OF EXCESS FINANCE CHARGE COLLECTIONS. On each Business Day the Trustee, acting in accordance with instructions from the Servicer, shall apply, for the benefit of the Transferor, any Excess Finance Charge Collections pursuant to clause FOURTH of Section 4.9(a)(xvii) in the following order:

                                    (A) FIRST, to the extent provided in the
                  indenture governing the Trust Certificate-Backed Notes, to transfer to the indenture trustee thereunder amounts required to be paid or set aside in respect of principal and interest on such Trust Certificate-Backed Notes;

                                    (B) SECOND, if a Portfolio Imbalance Event
                  has occurred, to deposit in the Interest Funding Account for distribution to the Class A Certificateholders on the next Distribution Date, to the


                                                 33

                  extent of any Excess Finance Charge Collections remaining after giving effect to the application pursuant to subsection 4.9(a)(xviii)(A), an amount equal to the lesser of (1) any such remaining Excess Finance Charge Collections and (2) the amount of any Class A Portfolio Imbalance Premium;

                                    (C) THIRD, if an Early Repayment Event has
                  occurred, to deposit in the Interest Funding Account for distribution to the Class A Certificateholders on the next Distribution Date, to the extent of any Excess Finance Charge Collections remaining after giving effect to the application pursuant to subsections 4.9(a)(xviii)(A) and (B), an amount equal to the lesser of (1) any such remaining Excess Finance Charge Collections and (2) the unpaid Class A Early Pay Out Amount;

                                    (D) FOURTH, if an Early Repayment Event has
                  occurred, to deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribution Date, to the extent of any Excess Finance Charge Collections remaining after giving effect to the application pursuant to subsections 4.9(a)(xviii)(A) through (C), an amount equal to the lesser of (1) any such remaining Excess Finance Charge Collections and (2) the unpaid Class B Early Pay Out Amount;

                                    (E) FIFTH, if an Early Repayment Event has
                  occurred, to deposit in the Interest Funding Account for distribution to the Class C Certificateholders on the next Distribution Date, to the extent of any Excess Finance Charge Collections remaining after giving effect to the application pursuant to subsections 4.9(a)(xviii)(A) through (D), an amount equal to the lesser of (1) any such remaining Excess Finance Charge Collections and (2) the unpaid Class C Early Pay Out Amount; and

                                    (F) SIXTH, any remaining Excess Finance
                  Charge Collections shall be paid to the Transferor.

                  (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage and (ii) Principal Collections with re spect to such Business Day will be treated as Shared Principal Collections and applied,

                                       34

pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in subsection 4.3(e) of the Agreement.

                  (c) For each Business Day on and after the Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

                           (i) on and prior to the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A In vested Amount) equal to the sum of (w) the product of the Class A Fixed Allo cation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class A Certificates on such Business Day pursuant to subsection 4.9(d), (y) amounts to be paid pursuant to subsections 4.9(a)(v), (vi), (ix), (x) and (xii) on such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1993-1 Certificates in accordance with Section 4.14 on such Business Day (such sum, the "CLASS A DAILY PRINCIPAL AMOUNT"), will be deposited into the Principal Account;

                           (ii) on and after the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class B Invested Amount) equal to the sum of (w) an amount equal to the product of the Class B Fixed Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class B Certificates on such Busi ness Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections 4.9(a)(v),
         (ix), (x) and (xii) with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1993-1 Certificates in accordance with Sec tion 4.14 on such Business Day (such sum, the "CLASS B DAILY PRINCIPAL AMOUNT") will be deposited into the Principal Account;

                           (iii) on and after the day on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (w) an amount equal to the product of the Class C Fixed Allocation Percentage and Principal Collections in the Collection

                                       35

         Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class C Certificates on such Busi ness Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections 4.9(a)(v), (x) and (xii) with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1993-1 Certificates in accordance with Sec tion
         4.14 on such Business Day (such sum, the "CLASS C DAILY PRINCIPAL AMOUNT") will be deposited into the Principal Account;

                           (iv) on and after the day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, an amount equal to the sum of (v) the amount on deposit in the Negative Carry Account at the end of the preceding Business Day, (w) an amount equal to the product of the Class D Fixed Alloca tion Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class D Certificates on such Business Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class D Certificates pursuant to subsections 4.9(a)(v) and (xii) with respect to such Business Day and (z) subject to Section 4.15, the amount of Shared Principal Collections allocated to the Series 1993-1 Certificates in accordance with Sec tion 4.14 on such Business Day (such sum, the "CLASS D DAILY PRINCIPAL AMOUNT") will be distributed to the Class D Certificateholders;

                           (v) except on any Early Pay Out Set Aside Date, an amount equal to the excess, if any, of (A) the product of (x) the sum of the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage and the Class C Fixed Allocation Percentage and
         (y) Principal Collections in the Collec tion Account at the end of the preceding Business Day over (B) the sum of the amounts deposited in the Principal Account pursuant to clauses (i)(w), (ii)(w) and (iii)(w) above will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement; and

                  (vi) on any Early Pay Out Set Aside Date, an amount equal to the excess, if any, of (A) the product of (x) the sum of the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage and the Class C Fixed Allocation Percentage and (y) Principal Collections in the Collection Account at the end of the preceding Business Day over (B) the sum of the amounts deposited in the Principal Account pursuant to clauses (i)(w), (ii)(w) and (iii)(w) above will be applied as provided in Section 4.15.

                                       36

                  (d) On the first Business Day of the Amortization Period funds on deposit in the Equalization Account will be deposited in the Principal Account to the extent of the lesser of (x) the Invested Amount and (y) the product of (i) the product of (A) 100% minus the Transferor Percentage minus the fixed allocation percentage represented by any Transferor Retained Certificates and (B) the amount on deposit in the Equalization Account at the beginning of the Amortization Period and (ii) the Senior Equalization Account Percentage with respect to Series 1993-1. Any funds retained in the Equalization Account on any subsequent day will be allocated to the Class A Certifi cates, the Class B Certificates and the Class C Certificates to the extent that Default Amounts allocated to the Transferor Interest or adjustments as described in Section 3.8 of the Agreement would cause the Transferor Interest to be less than the Minimum Transferor Interest and, with respect to any credit adjustment, the Transferor has not made an Adjustment Payment to the Collection Account in an amount equal to the least of (i) the product of (A) the amount of such reduction below the Minimum Transferor Interest and (B) the Senior Equalization Account Percentage with respect to Series 1993-1, (ii) the product of (A) the amount of funds available in the Equalization Account and (B) the Senior Equalization Account Percentage and (iii) the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Class C Adjusted Invested. On any Determination Date that occurs during the Amortization Period and prior to the Class D Principal Payment Commencement Date on which a Class D Investor Charge-Off is recorded, funds in the Equalization Account shall be allocated to the Investor Certificates (other than the Class D Certificates) in an amount equal to the lease of (i) the amount of such Class D Investor Charge-Off, (ii) the product of (A) the amount of funds available in the Equalization Account and
(B) the Senior Equalization Account Percentage with respect to Series 1993-1 and
(iii) the aggregate remaining Class A Adjusted Invested Amount, Class B Adjusted Invested Amount and the Class C Adjusted Invested Amount. The amounts allocated in the preceding two sentences will be allocated, in accordance with written instructions from the Servicer, in the following order of priority: (i) to the Class A Certificates in an amount not to exceed the Class A Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to sub sections 4.9(c)(i)(w) and (y), (ii) to the Class B Certificates in an amount not to exceed the Class B Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(w) and (y), and (iii) to the Class C Certificates in an amount not to exceed the Class C Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(w) and (y). On the day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, amounts remaining on deposit in the Equalization Account will be allocated to the Series 1993-1

                                       37

Certificates and deposited in the Principal Account in an amount not to exceed the lesser of (i) the Class D Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iv), (w) and (y) and (ii) the product of (A) such amounts remaining on deposit and (B) a fraction, the numerator of which is the Class D Invested Amount and the denominator of which is the sum of the invested amounts of all Transferor Retained Classes of Series then in amortization periods on such day (except that, to the extent such allocation and deposit would result in the occurrence of the Trust Certificate-Backed Note Repayment Date, any portion of such allocation and deposit in excess of the amount needed to cause such date to occur shall instead be allocated as provided in Section 4.15).

                  (e) On the first business day following the occurrence of a Portfolio Imbalance Event, funds on deposit in the Equalization Account will, in accordance with written instructions from the Servicer, be deposited in the Principal Account and allocated to Series 1993-1 to the extent of the Series 1993-1 Portfolio Correction Distribution Amount.

                  (f) Any application of funds pursuant to subsections 4.9(a)(xvii) or 4.9(d) shall not discharge the Transferor from its obligation to make any Adjustment Payment pursuant to Section 3.8 of the Agreement.

                  Section 4.10 COVERAGE OF NEGATIVE CARRY AMOUNT AND REQUIRED AMOUNT FOR THE SERIES 1993-1 CERTIFICATES. (a) To the extent that any amounts are on deposit in the Principal Account or the Equalization Account on any Business Day, the Servicer shall apply Transferor Finance Charge Collections in an amount (the "NEGATIVE CARRY AMOUNT") equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Principal Account and the Equalization Account and (c) the number of days elapsed since the previous Business Day DIVIDED by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Equalization Account are invested (the "Negative Carry Amount") in the manner specified for appli cation of Available Series 1993-1 Finance Charge Collections in subsections 4.9(a)(i) through (xiii). On each Business Day on and after the Negative Carry Fill-up Date but prior to the day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to payment of Class C Principal, to the extent of any Negative Carry Amount remaining after application of Transferor Finance Charge Collections, the Servicer shall apply all or a portion of the amount on deposit in the Negative Carry Account to the extent of such remaining Negative Carry Amount

                                       38

in the manner specified for application of Available Series 1993-1 Finance Charge Collections in subsections 4.9(a)(i) through (xiii).

                  (b) To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xiii), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 1993-1 Certificates in an amount (the "REQUIRED AMOUNT") equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1993-1 Finance Charge Collections, Transferor Finance Charge Collections and amounts on deposit in the Negative Carry Account on such Business Day (the "Required Amount"). Excess Finance Charge Collections allocated to the Series 1993-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

                  Section 4.11 PAYMENT OF CERTIFICATE INTEREST AND OTHER AMOUNTS. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the three prior Monthly Periods allocable to the Series 1993-1 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (x) the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i), (xviii)(B) and (xviii)(C) and subsections 4.15(a) and (b), (y) the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsections 4.9(a)(ii), (vii) and (xviii)(D) and subsection 4.15(c) and (z) the Class C Certificateholders from the Distribution Account the amount deposited into the Dis tribution Account allocable thereto pursuant to subsections 4.9(a)(iii), (viii) and (xviii)(E) and subsection 4.15(d).

                  Section 4.12 PAYMENT OF CERTIFICATE PRINCIPAL. (a) On the Transfer Date preceding each Distribution Date with respect to the Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the

                                       39

Distribution Account an amount equal to but not less than the Class A Principal for such Distribution Date. On each Distribution Date with respect to the Amortization Period, the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certificate holders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

                  (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to but not less than the Class B Principal for such Distribution Date. On the Class B Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

                  (c) On the Transfer Date preceding the Class C Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class C Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1993-1 Certificates (after giving effect to transfers pursuant to subsection 4.12(a) and (b)). On the Class C Principal Payment Commencement Date, after the payment of any principal amounts to the Class B Certifi cates on such day, and on each Distribution Date thereafter until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class C Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

                  (d) On the day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal and each Business Day thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall make payments of principal to the Class D Certificateholder in accordance with subsection 4.9(c)(iv).

                  (e) On the Transfer Date preceding a Portfolio Correction Distribution Date, the Trustee, acting in accordance with instructions from the Servicer set forth in

                                       40

the Daily Report for such date, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the Series 1993-1 Portfolio Correction Distribution Amount. On the Portfolio Correction Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

                  Any amounts remaining in the Principal Account and allocable to the Series 1993-1 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

                  Section 4.13 INVESTOR CHARGE-OFFS. (a) If, on any Determination Date, the aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1993-1 Finance Charge Collections applied to the payment thereof pursuant to subsection 4.9(a)(v) and the amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocat ed thereto pursuant to subsection 4.10, the Class D Invested Amount will be reduced by the amount by which such aggregate Investor Default Amount exceeds the amount applied with respect thereto during such preceding Monthly Period (the "Class D Inves tor Charge-Offs").

                  (b) In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D In vested Amount will be reduced to zero, and, the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been re duced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (the "Class C Investor Charge-Offs").

                  (c) In the event that any such reduction of the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (the "Class B Investor Charge-Offs").

                  (d) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below

                                       41

zero, but not more than the aggregate Investor Default Amount for such Monthly Period (a "Class A Investor Charge-Off"). To the extent that on any subsequent Business Day there is a positive balance of Available Series 1993-1 Finance Charge Collections after giving effect to subsections 4.9(a)(i) through (v), the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.9(a)(vi) to reimburse the aggre gate amount of Class A Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  (e) To the extent that on any Determination Date there is a positive balance of the Available Series 1993-1 Finance Charge Collections after giving effect to allocations and distributions pursuant to subsections 4.9(a)(i) through (viii), the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.9(a)(ix) to reimburse the aggregate amount of Class B Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  (f) To the extent that on any Determination Date there is a positive balance of the Available Series 1993-1 Finance Charge Collections after giving effect to allocations and distributions pursuant to subsections 4.9(a)(i) through (ix), the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.9(a)(x) to reimburse the aggregate amount of Class C Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  (g) To the extent that on any Determination Date there is a positive balance of the Available Series 1993-1 Finance Charge Collections after giving effect to allocations and distributions pursuant to subsections 4.9(a)(i) through (xi), the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.9(a)(xii) to reimburse the aggregate amount of Class D Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  Section 4.14 SHARED PRINCIPAL COLLECTIONS. Shared Principal Collections allocated to the Series 1993-1 Certificates and to be applied pursuant to subsections 4.9(c)(i)(z), 4.9(c)(ii)(z), 4.9(c)(iii)(z) and 4.9(c)(iv)(z) for any Business Day with re spect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1993-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to the Series 1993-1 Certificates shall be zero.

                                       42

                  Section 4.15 CERTAIN PREPAYMENT PREMIUMS. On any Early Pay Out Set Aside Date, Principal Collections allocated pursuant to subsection 4.9(c)(vi) and funds allocated pursuant to the final subsection 4.9(d) shall, in accordance with written instructions from the Servicer, be applied as follows:

                  (a) FIRST, if a Portfolio Imbalance Event has occurred, to deposit in the Interest Funding Account for distribution to the Class A Certificateholders on the next Distribution Date, an amount equal to the lesser of (i) such Principal Collections and (ii) the amount of any Class A Portfolio Imbalance Premium;

                  (b) SECOND, to deposit in the Interest Funding Account for distribu tion to the Class A Certificateholders on the next Distribution Date, to the extent of any Principal Collections remaining after giving effect to the application pursuant to subsection 4.15(a), an amount equal to the lesser of (i) such remaining Principal Collections and (ii) such unpaid Class A Early Pay Out Amount;

                  (c) THIRD, to deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribution Date, to the extent of any Principal Collections remaining after giving effect to the application pursuant to subsections 4.15(a) and 4.15(b), an amount equal to the lesser of (i) any such remaining Principal Collections and (ii) the unpaid Class B Early Pay Out Amount;

                  (d) FOURTH, to deposit in the Interest Funding Account for distribution to the Class C Certificateholders on the next Distribution Date, to the extent of any Principal Collections remaining after giving effect to the applications pursuant to subsections 4.15(a),
                           (b) and (c), an amount equal to the lesser of (i) any such remaining Principal Collections and (ii) the unpaid Class C Early Pay Out Amount; and

                  (e) FIFTH, any such remaining Principal Collections shall be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

                  Section 4.16 DEFEASANCE. On any Business Day falling prior to the Series 1993-1 Termination Date (but with not less than ten Business Days prior written

                                       43

notice from the Servicer to the Holders and to the Trustee), the Servicer may, upon instruction from Transferor, cause the Series 1993-1 Certificates to be prepaid in full (but not in part) by causing the undivided interest in the Trust represented by the Series 1993-1 Certificates to be conveyed to one or more Persons (who may be the holders of a new Series issued substantially contemporaneously with such prepayment, which new Series may have a greater undivided interest in the Trust than Series 1993-1) for a cash purchase price in an amount equal to the sum of (a) the Invested Amount, PLUS (b) to the extent not available from the Interest Funding Account, accrued and unpaid interest on the Series 1993-1 Certificates through the effective date of such prepayment as specified below, PLUS (c) to the extent not available from funds set aside pursuant to subsection 4.9(a)(xviii)or Section 4.15, any Class A Early Pay Out Amount, Class B Early Pay Out Amount or Class C Early Pay Out Amount arising as a result of such prepayment (except that each reference to "January 1, 2000" in the definition of each such Early Pay Out Amount shall, for purposes of this subsection, be deemed to be "March 15, 2000"). No such prepayment or conveyance shall, however, be permitted if as a result thereof Transferor or any of its Affiliates would increase its undivided interest in the Receivables, and the Trustee shall be entitled to receive and rely on an officer's certificate to the effect that no such increase will result therefrom. The purchase price shall be directly deposited in the Principal Account for distribution to the Holders on the next upcoming Distribution Date, which Distribution Date shall be the effective date of the prepayment and conveyance described above.

                  SECTION 7. ARTICLE V OF THE AGREEMENT. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1993-1 Certificates:

                                   ARTICLE IV

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                  Section 5.1 DISTRIBUTIONS. (a) on each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certifi cateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.11 and 4.12 hereof by wire transfer

                                       44

to each Class A Certificateholder to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; PROVIDED, HOWEVER, that the final payment in re tirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

                  (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class B Certi ficateholder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.11 and 4.12 hereof by wire transfer to each Class B Certificate holder to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Dis tribution Date; PROVIDED, HOWEVER, that the final payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the Class B Certifi cates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                  (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class C Certi ficateholder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Section 4.11 and 4.12 hereof by wire transfer to each Class C Certificate holder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Dis tribution Date; PROVIDED, HOWEVER, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section
12.3 of the Agreement.

                                       45

                  Section 5.2 CERTIFICATEHOLDERS' STATEMENT. (a) On the 15th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Certificateholder and the Rating Agency a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

                           (i)  the total amount distributed;

                           (ii) the amount of such distribution allocable to
                  Certificate Principal;

                           (iii) the amount of such distribution allocable to
                  Certificate Interest;

                           (iv) the amount of Principal Collections received in
                  the Collection Account during the preceding Monthly Period and the three preceding Monthly Periods and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

                           (v) the amount of Finance Charge Collections
                  processed during the three preceding Monthly Periods and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

                           (vi) the aggregate amount of Principal Receivables,
                  the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Class A Fixed Allocation Percentage, Class B Fixed Allocation Percentage, or Class C Fixed Allocation Percentage as applicable, with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

                           (vii) the aggregate outstanding balance of Accounts
                  which are current, current/delinquent, 30, 60, 90, 120, 150 and 180 days delinquent as of the end of the day on the Record Date;

                                       46

                           (viii) the aggregate Investor Default Amount and the
                  Default Amount for the preceding Monthly Period and the three preceding Monthly Periods;

                           (ix) the aggregate amount of Class A Investor
                  Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs for the three preceding Monthly Periods;

                           (x) the aggregate amount of the Servicing Fees for
                  the three preceding Monthly Periods;

                           (xi) the Class A Pool Factor, the Class B Pool
                  Factor, the Class C Pool Factor and the Class D Pool Factor as of the end of the last day of the Monthly Period immediately preceding the Determination Date;

                           (xii) the amount paid on the Interest Rate Cap;

                           (xiii) the current rating from the Rating Agency for
                  each class of Investor Certificates;

                           (xiv) the aggregate amount of funds in the
                  Equalization Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

                           (xv) the Class A Certificate Rate, the Class B
                  Certificate Rate, the Class C Certificate Rate and the Class D Certificate Rate; and

                           (xvi) the Applicable Reserve Ratio for the current
                  Monthly Period.

                  (b) ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year, beginning with calendar year 1994, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1993-1 Certificateholder, a statement prepared by the Servicer containing the information re quired to be contained in the regular report to Series 1993-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1993-1 Certificate holder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1993-1 Certificateholders to prepare their tax returns. Such

                                       47

obligations of the Trustee shall be deemed to have been satisfied to the extent that sub stantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                  SECTION 8. SERIES 1993-1 PAY OUT EVENTS. If any one of the following events shall occur with respect to the Series 1993-1 Certificates:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1993-1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1993-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1993-1, and continues to affect materially and adversely the interests of the Series 1993-1 Certi ficateholders for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1 or 2.6 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1993-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1993-1, and (ii) as a result of which the interests of the Series 1993-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; PROVIDED, HOWEVER, that a Series 1993-1 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                                       48

                  (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average of the Base Rates for such three consecutive Monthly Periods;

                  (d) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the Retained Interest is less than the Minimum Retained Interest or (iii) the amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account shall be less than the Minimum Aggregate Principal Receivables, in each case for 15 consecutive days;

                  (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1993-1 Certificateholders;

                  then, in the case of any event described in subparagraph (a),
(b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1993-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any class of this Series 1993-1 by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "SERIES 1993-1 PAY OUT EVENT") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c) or (d), a Series 1993-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1993-1 Certificateholders immediately upon the occurrence of such event. Furthermore, if a Series 1993-1 Pay Out Event shall be occur, then the Holders of the Class A Certificates shall receive the Class A Early Pay Out Amount to the extent of amounts allocated with respect thereto pursuant to subsection 4.9(a)(xvii)(C), the Holders of the Class B Certificates shall receive the Class B Early Pay Out Amount to the extent of amounts allocated with respect thereto pursuant to subsection 4.9(a)(xvii)(D) and the Holders of the Class C Certificates shall receive the Class C Early Pay Out Amount to the extent of amounts allocated with respect thereto pursuant to subsection 4.9(a)(xvii)(E) in addition to payments of principal and accrued interest otherwise payable to the Holders of the Class A Certificates, the Class B Certificates and the Class C Certificates pursuant to the provisions hereof.

                  SECTION 9. SERIES 1993-1 TERMINATION. The right of the Series 1993-1 Certificateholders to receive payments from the Trust will terminate on the first Busi ness Day following the Series 1993-1 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contem plated therein has not occurred by such date, in which event the Series 1993-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

                                       49

                  SECTION 10. PERIODIC FINANCE CHARGES AND OTHER FEES. The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

                  SECTION 11. LEGENDS; TRANSFER AND EXCHANGE; RESTRICTIONS ON TRANSFER OF SERIES 1993-1 CERTIFICATES; TAX TREATMENT.

                  (a) Each Series 1993-1 Certificate will bear a legend substantially in the following form:

                  THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW AND THE ADDITIONAL CONDITIONS TO TRANSFER SPECIFIED IN THE AGREEMENT REFERRED TO BELOW SHALL HAVE BEEN SATISFIED.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECU RITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
         SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR
         (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                  (b) Upon surrender for registration of transfer of any Series 1993-1 Certificate at the office of the Transfer Agent and Registrar, accompanied by a certifica tion by the Series 1993-1 Certificateholder substantially in the form attached as Exhibit D if the new purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, or in the form attached as Exhibit E if the new purchaser is not a "qualified institutional buyer," and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Series 1993-1 Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any printed on any definitive Series 1993-1 Certificate), executed by the registered owner, in person or by such Series 1993-1 Certificateholder's attorney thereunto duly authorized in writing, such Series 1993-1 Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Series 1993-1 Certificate of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Series 1993-1 Certificates shall be subject to such restrictions as shall be set forth in the text of the Series 1993-1 Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

                  (c) In no event shall the Class D Certificates or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part, unless: (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such sale, exchange, pledge, participation and assignment will not materially adversely affect the interests of the Certificateholders, (ii) the Trustee shall have been delivered an Opinion of Counsel to the effect that (A) any securities or interests issued in conjunction with such sale, exchange, pledge, participation and assignment and sold to third parties will be characterized as either indebtedness or partnership interests (other than interests in a publicly traded partnership) for Federal and applicable state income tax purposes, (B) such sale, exchange, pledge, participation and assignment or such issuance will not adversely affect the Federal and applicable state income tax characterization of any outstanding Series of Investor Certificates, and (C) such sale, exchange, pledge, participation and assignment or such issuance will not result in the Trust being subject to tax at the entity level for Federal or applicable state income tax purposes, (iii) the Servicer shall have provided at least ten Business Days prior written notice to each Rating Agency and the Trustee of such sale, exchange, pledge, participation and assignment and shall have received written confirmation from each Rating Agency to the effect of the original rating of any Series or any class of any Series will not be reduced or withdrawn as a result of such sale, exchange, pledge, participation and assignment, (iv) the holders of any securities or interests issued in conjunction with such sale, exchange, pledge,

                                       50

participation and assignment (or any trustee or collateral agent on their behalf) (A) will have no right to foreclose upon the Class D Certificates or exercise any voting rights as a Class D Certificateholder unless and until all outstanding Investor Certificates (other than the Class D Certificates) and all outstanding investor certificates (other than any Transferor Retained Certificates) have been paid in full and (B) covenant and agree that, prior to the date which is one year and one day after the payment in full of all outstanding investor certificates issued by the Trust, none of them will institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States, and the Trustee shall have received an Officer's Certificate to that effect.

                  (d) Each Certificateholder, by accepting and holding such Certificate or interest therein, will be deemed to have represented and warranted that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

                  (e) The Class C Certificateholders shall comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Class C Certificates, except to the extent that a relevant taxing authority has disallowed such treatment. In addition, the Transferor and the Trustee shall not be required to recognize any transfer of an interest in a Class C Certificate unless the transferor of such interest shall deliver to the Transferor and the Trustee an Opinion of Counsel in form and substance satisfactory to the Transferor and the Trustee to the effect that such transfer will not cause the Trust to be treated as a "publicly traded partnership" taxable as a corporation under Section 7704 of the Code.

                  SECTION 12. RATIFICATION OF AGREEMENT. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                  SECTION 13. COUNTERPARTS. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an orig inal, but all of such counterparts shall together constitute but one and the same instrument.

                                       51

                  SECTION 14.  GOVERNING LAW.  THIS SERIES SUPPLEMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 15. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Series Supplement or for or in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor.

                  SECTION 16. INSTRUCTIONS IN WRITING. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be in cluded in a Daily Report or Settlement Statement.

                  SECTION 17. NEGATIVE CARRY ACCOUNT. (a) The Trustee, for the benefit of the Series 1993-1 Certificateholders, shall establish and maintain with a Qualified Institution, in the name of the Trust, a certain segregated trust account (the "Negative Carry Account"). The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse, all of its right, title and interest in, to and under:

                  (i) the Negative Carry Account, all funds, and all certificates and instruments, if any, from time to time representing or evidencing or held in the Negative Carry Account;

                  (ii) all eligible investments of amounts on deposit in the Negative Carry Account from time to time and all certificates and instruments, if any, from time to time representing or evidencing such eligible investments;

                  (iii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee for and on behalf of the Transferor in substitution for or in addition to any of the then existing Negative Carry Account property;

                  (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in

                                       52

respect of or in exchange for any and all of the existing Negative Carry Account property; and

                  (v) all additional property that may from time to time hereafter be assigned or pledged to the Trustee for the benefit of the Certificate holders hereunder by the Transferor or by any Person on the Transferor's behalf.


                  (b) Beginning on the Amortization Period Commencement Date and continuing until the date (the "Negative Carry Fill-up Date") on which $486,000 has been deposited in the Negative Carry Account, the Servicer shall instruct the Trustee to withdraw the following funds and deposit them into the Negative Carry Account: (i) on the Amortization Period Commencement Date only, notwithstanding the references to the Principal Account in the fifth sentence of subsection 4.3(f) of the Agreement and in the first sentence of subsection 4.9(d) of this Supplement, the amount described in such sentences; (ii) the Fixed Allocation Percentage of Principal Collections; and (iii) any amounts allocated to subsections 4.9(a)(v), (vi), (ix), (x), (xii) and (xiii). Amounts on deposit in the Negative Carry Account shall be allocable to the Series 1993-1 Certifi cates in payment of Negative Carry Amounts, in accordance with subsection 4.10(a) of the Agreement. Funds in the Negative Carry Account shall be invested at the direction of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business Day. Any earnings on such invested funds shall be deposited and held in the Negative Carry Account and applied in the same manner and priority as other amounts therein.

                  SECTION 18. NOTICES; CREDIT AND COLLECTION POLICY COMPLIANCE AND CHANGES; DAILY REPORTS. (a) A copy of each notice, demand, direction, report, officer's Certificate or other certificate, election or opinion required to be sent or delivered to the Rating Agency or the Trustee pursuant to Sections 2.6(c), 2.6(d), 2.6(e)(i), 3.5, 3.6(a) and 6.9(b) of the Agreement shall also be sent or delivered to each Investor Certificate holder.

                  (b) The Transferor shall provide each Class A and each Class B Certificateholder at least 12 days prior written notice of the amount of Class A Principal or Class B Principal, respectively, to be paid on each Distribution Date during the Amortization Period.

                  (c) The Transferor shall cause the Originators to comply with and perform their obligations under the Credit and Collection Policy except insofar as any failure to comply or perform would not materially and adversely affect the rights

                                       53

of the Trust or the Certificateholders hereunder and the Transferor shall not cause, suffer or permit an originator to make a change to the Credit and Collection Policy that would result in a violation of the Transferor's obligations under Section 2.5(c) of the Agreement (regardless of any failure by such originator to notify the Transferor of such action or to obtain the Transferor's consent thereto). In addition, the Transferor shall provide notice to the Certificateholders hereunder of any material change in the Credit and Collection Policy.

                  (d) Upon written request by an Investor Certificateholder, the Servicer shall furnish a copy of each Daily Report to such Investor Certificateholder.

                  SECTION 19. RATINGS RECONFIRMATIONS. The Transferor shall not be permitted to remove Accounts pursuant to Section 2.7(b) of the Agreement, to exchange the Exchangeable Transferor Interest for a new issue of Investor Certificates pursuant to Section 6.9(b) of the Agreement, engage in a merger, consolidation, conveyance or transfer pursuant to Section 7.2 of the Agreement or add Automatic Additional Accounts pursuant to clause (b) of the definition thereof unless, in connection with such events, the Rating Agencies shall deliver a written confirmation of their original ratings on the Investor Certificates, to the Trustee.

                                       54

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amended and Restated Series 1993-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                       SRI RECEIVABLES PURCHASE CO., INC.
                       Transferor


                       By:

                       Name:
                       Title:



                       SPECIALTY RETAILERS, INC.
                       Servicer


                       By:

                       Name:
                       Title:




                       BANKERS TRUST (DELAWARE)
                       Trustee


                       By:

                       Name:
                       Title:

                                       55

                     [FORM OF CLASS A INVESTOR CERTIFICATE]


                  THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW AND THE ADDITIONAL CONDITIONS TO TRANSFER SPECIFIED IN THE AGREEMENT REFERRED TO BELOW SHALL HAVE BEEN SATISFIED.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
         SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR
         (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. ___                                            $_________


                          SRI RECEIVABLES MASTER TRUST
                      FLOATING RATE CLASS A-1 CERTIFICATE,
                                  SERIES 1993-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by certain subsidiaries (collectively, the "SRI SUBSIDIARIES") of Specialty Retailers, Inc. ("SRI" or the "SERVICER") and other assets and interests constituting the Trust under the Agreement described below.

                                      A-1-1

                  (Not an interest in or a recourse obligation of SRI Receivables Purchase Co., Inc., SRI or any affiliate of either of them.)

                  This certifies that _________ (the "CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "TRUST") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 11, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between SRI Receivables Purchase Co., Inc., as Transferor (the "TRANSFEROR"), SRI as the Servicer, and Bankers Trust (Delaware), as Trustee (the "TRUSTEE"), and the Series 1993-1 Supplement, dated as of July 30, 1993 (the "SERIES 1993-1 SUPPLEMENT"), among the Transferor, SRI as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1993-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Sections 3A and 17 of the Series 1993-1 Supplement.

                  This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "SRI Receivables Master Trust Floating Rate Class A-1 Certificates, Series 1993-1" (the "CLASS A CERTIFICATES"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  The Transferor has structured the Agreement, the Class A Certificates, the SRI Receivables Master Trust Floating Rate Class B-1 Certificates, Series 1993-1 (the "CLASS B CERTIFICATES") and the SRI Receivables Master Trust Floating Rate Class C-1 Certificates, Series 1993-1 (the "CLASS C CERTIFICATES," and collectively with the Class A Certificates and the Class B Certificates, the "OFFERED CERTIFICATES") with the intention that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certificate (a "CLASS A CERTIFICATEHOLDER") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certificates as indebtedness for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income..

                  No principal will be payable to the Class A Certificateholders until the first Distribution Date in the Amortization Period. No principal will be payable to the

                                      A-1-2

Class B Certificateholders, Class C Certificateholders or Class D
Certificateholders until all principal payments have been made to the Class A Certificateholders.

                  Interest will accrue on the unpaid principal amount of the Class A Certificates at a per annum rate equal to 4.1325% per annum with respect to the initial Interest Accrual Period and, with respect to each subsequent Interest Accrual Period at a per annum rate of 0.82% in excess of LIBOR prevailing on the related Rate De termination Date, calculated on the basis of the actual number of days elapsed in such Subsequent Interest Accrual Period over a year of 360 days (the "CLASS A CERTIFICATE RATE") and, except as otherwise provided in the Agreement, will be distributed to Certif icateholders on the third Wednesday of each March, June, September and December (or, if such day is not a Business Day, on the next succeeding Business Day) (each a "DIS TRIBUTION DATE"), commencing September 15, 1993. On the earlier of the December 1999 Distribution Date or the first Distribution Date following the occurrence of a Pay Out Event interest and principal will be distributed to the Class A Certificateholders quarterly on each Distribution Date prior to the Series Termination Date. Interest for any Distribution Date will include accrued interest at the Class A Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class A Certificate Rate.

                  Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than the January 2003 Distribution Date (or if such day is not a Business Day, the next succeed ing Business Day) (the "SERIES TERMINATION DATE"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allo cable to the Investor Certificates), and shall pay the proceeds to the Class A Certificate holders pro rata in final payment of the Class A Certificates, then to the Class B Certifi cateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

                                      A-1-3

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                      A-1-4

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.



                       SRI RECEIVABLES PURCHASE CO., INC.



                       By:

                       Name:
                       Title:



                       CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                       BANKERS TRUST (DELAWARE),

                       as Trustee

                       By:  BANKERS TRUST COMPANY
                       as Authenticating Agent


                       By:

                       Authorized Signatory

                                      A-1-5

                     [FORM OF CLASS B INVESTOR CERTIFICATE]


                  THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW AND THE ADDITIONAL CONDITIONS TO TRANSFER SPECIFIED IN THE AGREEMENT REFERRED TO BELOW SHALL HAVE BEEN SATISFIED.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
         SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR
         (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. ___                                                        $_________


                          SRI RECEIVABLES MASTER TRUST
               FLOATING RATE CLASS B-1 CERTIFICATE, SERIES 1993-1

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by certain subsidiaries (collectively, the "SRI SUBSIDIARIES") of Specialty Retailers, Inc. ("SRI" or the "SERVICER") and other assets and interests constituting the Trust under the Agreement described below.

                                      A-2-1

                  (Not an interest in or a recourse obligation of SRI Receivables Purchase Co., Inc., SRI or any affiliate of either of them.)

                  This certifies that _________ (the "CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "TRUST") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 11, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between SRI Receivables Purchase Co., Inc., as Transferor (the "TRANSFEROR"), SRI as the Servicer, and Bankers Trust (Delaware), as Trustee (the "TRUSTEE"), and the Series 1993-1 Supplement, dated as of July 30, 1993 (the "SERIES 1993-1 SUPPLEMENT"), among the Transferor, SRI as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1993-1 Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Sections 3A and 17 of the Series 1993-1 Supplement.

                  This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "SRI Receivables Master Trust Floating Rate Class B-1 Certificates, Series 1993-1" (the "CLASS B CERTIFICATES"), each of which represents a frac tional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  The Transferor has structured the Agreement, the Class B Certificates, the SRI Receivables Master Trust Floating Rate Class A-1 Certificates, Series 1993-1 (the "CLASS A CERTIFICATES") and the SRI Receivables Master Trust Floating Rate Class C-1 Certificates, Series 1993-1 (the "CLASS C CERTIFICATES," and collectively with the Class A Certificates and the Class B Certificates, the "OFFERED CERTIFICATES") with the intention that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Certificate (a "CLASS B CERTIFICATEHOLDER") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificates as indebtedness for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income,.

                                      A-2-2

                  No principal will be payable to the Class B Certificateholders until the Class B Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date, on which the Class A Invested Amount had been paid in full. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A Certificateholders. No principal payments will be made to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

                  Interest will accrue on the unpaid principal amount of the Class B Certificates at a per annum rate equal to 4.7025% per annum with respect to the initial Interest Accrual Period and, with respect to each subsequent Interest Accrual Period a per annum rate of 1.39% in excess of LIBOR prevailing on the related Rate Determina tion Date, calculated on the basis of the actual number of days elapsed in such subsequent Interest Accrual Period over a year of 360 days (the "CLASS B CERTIFICATE RATE"), and, except as otherwise provided in the Agreement, will be distributed quarterly to Certificateholders on the third Wednesday of each March, June, September and December (or, if such day is not a Business Day, on the next succeeding Business Day) (each a "DISTRIBUTION DATE"), commencing September 15, 1993 until such time as the Class B Invested Amount is paid in full. Interest for any Distribution Date will in clude accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate.

                  Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than the January, 2003 Distribution Date (or if such day is not a Business Day, the next succeed ing Business Day) (the "SERIES TERMINATION DATE"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allo cable to the Investor Certificates), and shall pay the proceeds to the Class A Certificate holders pro rata in final payment of the Class A Certificates, then to the Class B Certifi cateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                      A-2-3

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                       SRI RECEIVABLES PURCHASE CO., INC.


                       By:

                       Name:
                       Title:



                       CERTIFICATE OF AUTHENTICATION


                  This is one of the Class B-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                       BANKERS TRUST (DELAWARE),
                       as Trustee

                       By:  BANKERS TRUST COMPANY
                       as Authenticating Agent


                       By:

                       Authorized Signatory

                                      A-2-4

                     [FORM OF CLASS C INVESTOR CERTIFICATE]


                  THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW AND THE ADDITIONAL CONDITIONS TO TRANSFER SPECIFIED IN THE AGREEMENT REFERRED TO BELOW SHALL HAVE BEEN SATISFIED.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
         SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR
         (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. ___                                                              $_________


                                    SRI RECEIVABLES MASTER TRUST
FLOATING RATE CLASS C-1 CERTIFICATE, SERIES 1993-1

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by certain subsidiaries (collectively, the "SRI SUBSIDIARIES") of Specialty Retailers, Inc.

                                      A-3-1

("SRI" or the "SERVICER") and other assets and interests constituting the Trust under the Agreement described below.

                  (Not an interest in or a recourse obligation of SRI Receivables Purchase Co., Inc., SRI or any affiliate of either of them.)

                  This certifies that ___________________ (the
"CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "TRUST") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 11, 1995 (the "POOLING AND SERVICING AGREEMENT"; such term to include any amendment thereto) by and between SRI Receivables Purchase Co., Inc., as Transferor (the "TRANSFEROR"), SRI as the Servicer, and Bankers Trust (Dela ware), as Trustee (the "TRUSTEE"), and the Series 1993-1 Supplement, dated as of July 30, 1993 (the "SERIES 1993-1 SUPPLEMENT"), among the Transferor, SRI as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1993-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Sections 3A and 17 of the Series 1993-1 Supplement.

                  This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "SRI Receivables Master Trust Floating Rate Class C-1 Certificates, Series 1993-1" (the "CLASS C CERTIFICATES"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  The Transferor has structured the Agreement, the Class C Certificates, the SRI Receivables Master Trust Floating Rate Class A-1 Certificates, Series 1993-1 (the "CLASS A CERTIFICATES") and the SRI Receivables Master Trust Floating Rate Class B-1 Certificates, Series 1993-1 (the "CLASS B CERTIFICATES", and collectively with the Class A Certificates and the Class B Certificates, the "OFFERED CERTIFICATES") with the intention that the offered Certificates will qualify under applicable tax law as in debtedness, and both the Transferor and each holder of a Class C Certificate (a "CLASS C CERTIFICATEHOLDER") or any interest therein by acceptance of its Certificate or any

                                      A-3-2

interest therein, agrees to treat the Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  No principal will be payable to the Class C Certificateholders until the Class C Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date, on which the Class A Invested Amount and the Class B Invested Amount have been paid in full. No principal payments will be payable to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

                  Interest will accrue on the unpaid principal amount of the Class C Certificates at a per annum rate equal to 6.3125% per annum with respect to the initial Interest Accrual Period and, with respect to each subsequent Interest Accrual Period a per annum rate of 3.00% in excess of LIBOR prevailing on the related Rate Determina tion Date, calculated on the basis of the actual number of days elapsed in such subsequent Interest Accrual Period over a year of 360 days (the "CLASS C CERTIFICATE RATE"), and, except as otherwise provided in the Agreement, will be distributed to Certificateholders quarterly on the third Wednesday of each March, June, September and December (or, if such day is not a Business Day, on the next succeeding Business Day) (each a "DISTRIBUTION DATE"), commencing September 15, 1993 until such time as the Class C Invested Amount is paid in full. Interest for any Distribution Date will in clude accrued interest at the Class C Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class C Certificate Rate.

                  In addition, the Transferor and the Trustee shall not be required to recognize any transfer of an interest in a Class C Certificate unless the transferor of such interest shall deliver to the Transferor and the Trustee an Opinion of Counsel in form and substance satisfactory to the Transferor and the Trustee to the effect that such transfer will not cause the Trust to be treated as a "publicly traded partnership" taxable as a corporation under Section 7704 of the Code.

                  Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class C Certificates is due and payable no later than the

                                      A-3-3

January 2003 Distribution Date (or if such day is not a Business Day, the next succeed ing Business Day) (the "Series Termination Date"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allo cable to the Investor Certificates), and shall pay the proceeds to the Class A Certificate holders pro rata in final payment of the Class A Certificates, then to the Class B Certifi cateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                      A-3-4

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                       SRI RECEIVABLES PURCHASE CO., INC.


                       By:

                       Name:
                       Title:



                       CERTIFICATE OF AUTHENTICATION


                  This is one of the Class C-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                       BANKERS TRUST (DELAWARE),
                       as Trustee

                       By:  BANKERS TRUST COMPANY
                       as Authenticating Agent


                       By:

                       Authorized Signatory

                                      A-3-5

                     [FORM OF CLASS D INVESTOR CERTIFICATE]


                  THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE TRANSFER OF THIS CERTIFICATE IS PROHIBITED BY THE TERMS OF THE AGREEMENT REFERRED TO BELOW.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
         SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR
         (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                  NO RESALE OR TRANSFER OF THIS CERTIFICATE MAY BE
         MADE.

No. ___                                                              $_________


                                    SRI RECEIVABLES MASTER TRUST
FLOATING RATE CLASS D-1 CERTIFICATE, SERIES 1993-1

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a

                                      A-4-1

portfolio of consumer revolving credit card accounts generated or to be generated by certain subsidiaries (collectively, the "SRI SUBSIDIARIES") of Specialty Retailers, Inc. ("SRI" or the "SERVICER") and other assets and interests constituting the Trust under the Agreement described below.

                  (Not an interest in or a recourse obligation of SRI Receivables Purchase Co., Inc., SRI or any affiliate of either of them.)

                  This certifies that SRI Receivables Purchase Co., Inc. (the "CERTIFICATE HOLDER") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "TRUST") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 11, 1995 (the "POOLING AND SERVICING AGREE MENT"; such term to include any amendment or Supplement thereto) by and between SRI Receivables Purchase Co., Inc., as Transferor (the "TRANSFEROR"), SRI as the Servicer, and Bankers Trust (Delaware), as Trustee (the "TRUSTEE"), and the Series 1993-1 Supple ment, dated as of July 30, 1993 (the "SERIES 1993-1 SUPPLEMENT"), among the Transfer or, SRI as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1993-1 Supplement, is herein referred to as the "Agree ment." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Sections 3A and 17 of the Series 1993-1 Supplement.

                  This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "SRI Receivables Master Trust Floating Rate Class D-1 Certificates, Series 1993-1" (the "CLASS D CERTIFICATES"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  By acceptance of this Certificate or any interest herein, each Class D Certificateholder agrees that it will in no event permit the Class D Certificates or any interest therein to be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part, except under the conditions specified in the Series 1993-1 Supplement.

                                      A-4-2

                  No principal will be payable to the Class D Certificateholders until the Class D Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the Class C Invested Amount had been paid in full. No principal will be payable to the Class D Certificateholders until all principal payments have first been made to the Class A Certificateholders and then on and after the Class B Principal Payment Commencement Date, after all principal payments have been made to the Class B Certificateholders and then on and after the Class C Principal Payment Commencement Date, after all payments have been made to the Class C Certificateholders.

                  Interest will accrue on the unpaid principal amount of the Class D Certificates at a per annum rate equal to 0% per annum (the "CLASS D CERTIFICATE RATE").

                  Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Certificates, which may be less than the unpaid balance of the Class D Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class D Certificates is due and payable no later than the January 2003 Distribution Date (or if such day is not a Business Day, the next succeed ing Business Day) (the "SERIES TERMINATION DATE"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allo cable to the Investor Certificates), and shall pay the proceeds to the Class A Certificate holders pro rata in final payment of the Class A Certificates, then to the Class B Certifi cateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                      A-4-3

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                       SRI RECEIVABLES PURCHASE CO., INC.


                       By:

                       Name:
                       Title:

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class D-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                       BANKERS TRUST (DELAWARE),
                       as Trustee

                       By:

                       Authorized Signatory

                                      A-4-4

                                    EXHIBIT D

                [Form of 144A Exchange Notice and Certification]


SRI Receivables Purchase Co., Inc.
10201 Main Street
Houston, Texas 77025
Attention:

Bankers Trust
1001 Jefferson Street
Wilmington, Delaware 19801
Attention:  Corporate Trust and Agency Group

Ladies and Gentlemen:

                  This is to notify you as to the transfer of $ of Series 1993-1, Class [A] [B] [C] Certificates (the "Certificates") of SRI Receivables Master Trust (the "Company").

                  The undersigned is the holder of the Certificates and with this notice hereby deposits with the Trustee $ principal amount of Certificates and requests that Certificates in the same principal amount be issued and executed by the Company and authenticated by the Trustee and registered to the purchaser on
    , 19 , as specified in the Pooling and Servicing Agreement, as supplemented by the Series 1993-1 Supplement thereto, as follows:

                  Name:
                  Address:
                  Taxpayer I.D. No.:
                  Dominations:

                  The undersigned represents and warrants that the undersigned
(i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the Certificates in a transaction effected in accordance with the exemption from the regis tration requirements of the Act provided by Rule 144A and, (iii) if the purchaser has

                                        1

purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, (A) each such account is a qualified institutional buyer and
(B) each such account is acquiring Notes for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than U.S. $250,000 for each such account.

                                      Very truly yours,

                                      [NAME OF HOLDER OF CERTIFICATE]





                                      By:

                                     [Name], [Chief Financial or other Executive
                                      Officer]

                                        2

                              REPRESENTATION LETTER
                                 (Non-Rule 144A)


Bankers Trust (Delaware)
1001 Jefferson Street
Wilmington, Delaware 19801
Attention:  Corporate Trust and Agency Group


SRI Receivables Purchase Co., Inc.
10201 Main Street
Houston, Texas 77025
Attention:  Treasurer


BT Securities Corporation
130 Liberty Street
New York, New York  10004


                  Re:  SRI Receivables Master Trust
                           Series 1993-1 Asset Backed Certificates


                  The undersigned purchaser ("Purchaser") understands that the purchase of the above-referenced notes (the "Notes") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associa tions, registered brokers and dealers, insurance companies, investment companies, and organizations described in Section 501(c)(3) of the Internal Revenue Code, corpo rations, business trusts and partnerships, or formed for the specific purpose of acquiring the Notes offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. Purchaser has reviewed carefully the responses, representations and warranties it is making herein.

                                        1

REPRESENTATIONS AND WARRANTIES

                  Purchaser makes the following representations and warranties in connection with Section 11(b) of the Series 1993-1 Supplement.

                  1. The Purchaser understands that the Series 1993-1 Certificates have not been and will not be registered under the 1933 Act and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that SRI Receivables Purchase Co., Inc. is not required to register the Series 1993-1 Certificates and that any transfer must comply with
Section 11(b) of the Series 1993-1 Supplement relating to the Series 1993- 1 Certificates.

                  2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Series 1993-1 Certificates.

                  3. The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Notes and is able to bear the economic risk of such investment. The Purchaser has been given such information concerning the Series 1993-1 Certificates, the underlying receivables and the SRI Receivables Master Trust as it has requested.

                  4. The Purchaser is acquiring the Series 1993-1 Certificates for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

                  5. The Purchaser represents that either (a) it does not qualify as (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), whether or not it is subject to the provisions of Title 1 of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in
(i) or (ii) above by reason of such plan's investment in the entity (as determined under Department of Labor Regulations, 29 C.F.R. ss. 2510.3-101
(1990)) (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity")

                                        2

or (b) if the Purchaser is an entity described in clause (a), Purchaser represents the following:

                  (i) the Purchaser is not a Benefit Plan Entity with respect to an employee benefit plan sponsored by the Transferor, the Placement Agent, the Trustee, or the Servicer or any affiliate thereof (all as defined in the Private Placement Memorandum); and

                  (ii) the person who has discretionary authority or renders investment advice to the Purchaser with respect to the investment of plan assets in the Series 1993-1 Certificates is not an obligor with respect to the Receivables (as defined in the Private Placement Memorandum).

                  6. The Purchaser understands that such Series 1993-1 Certificates will bear a legend substantially as set forth in the form of Series 1993-1 Certificates included in the Series 1993-1 Supplement.

                  7. The Purchaser agrees that it will obtain from any subsequent purchaser of the Notes substantially the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8.


                                                          Very truly yours,


Dated:-------------------By:---------------------

                                                                 Name:
                                                                 Title:


Number of Beneficial Holders:                                    ---------------

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